EX-99.(g)(70)

May 31, 2016

State Street Bank and Trust Company

Attn: Nancy Stokes

Channel Center

One Iron St

Boston, MA 02110

Re:	Additional Funds to Custodian Contract

Ladies and Gentlemen:

Reference is hereby made to the Custodian Contract dated as of July 15, 1991 by and among Goldman Sachs Trust, Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Cayman Commodity-FIMS, Ltd., Cayman Commodity-TTIF, Ltd., Cayman Commodity-MMRA, Ltd., Cayman Commodity-ARM, Ltd., and Cayman Commodity-MMA, Ltd. (collectively, the “GS Parties”) and State Street Bank and Trust Company (“State Street”), as amended, modified and supplemented from time to time (the “Custodian Contract”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodian Contract.

This is to advise you that Goldman Sachs Trust has established a new series of shares to be known as Goldman Sachs Strategic Factor Allocation Fund (the “Fund”). The GS Parties hereby request that the Fund be added to the Custodian Contract and that, accordingly, you act as Custodian of the Fund under the terms thereof.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one and retaining one copy for your records.

Sincerely,

GOLDMAN SACHS TRUST

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

GOLDMAN SACHS TRUST II

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

CAYMAN COMMODITY-FIMS, LTD.

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

CAYMAN COMMODITY-TTIF, LTD.

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

CAYMAN COMMODITY-MMRA, LTD.

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

CAYMAN COMMODITY-ARM, LTD.

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

CAYMAN COMMODITY-MMA, LTD.

By:	/s/ Scott M. McHugh
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gunjan Kedia
Name: Gunjan Kedia
Title: Executive Vice President

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